Exhibit 99.1

© 2012 Parametric Sound Corporation | Page 1 | Parametric Sound Corporation | Corporate Presentation HyperSound ™

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© 2012 Parametric Sound Corporation | Page 2 Safe Harbor Statement All statements made in this document, other than statements of historical fact, are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development, expected future developments and other factors that we believe are appropriate under the circumstances. These forward - looking statements are based on current expectations, beliefs, assumptions, estimates and forecasts about the businesses of the Company and the industries and markets in which the Company operates. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward - looking statements. These factors include, but are not limited to, those discussed in our Annual Report on Form 10 - K under Item 1A “Risk Factors,” including the following: (a) general economic conditions, and continued difficult economic circumstances in our industry or a reduction in spending by customers, (b) our ability to keep up with rapid technological changes, (c) the feasibility of our new electronics processing and emitter technology for broad - based product applications, (d) our licensing strategy to approach new markets is untested, (e) potential competitors who have greater resources and experience than we do may develop products and technologies that make ours obsolete, and (f) our competitive position will be seriously damaged if we cannot maintain and obtain patent protection for important differentiating aspects of our products or otherwise protect intellectual property rights in our technology or if our products are found to infringe on the intellectual property rights of others. As a result, there can be no assurance that the forward - looking statements included in this presentation will prove to be accurate or correct, and actual outcomes and results may differ materially from what is expressed or implied by the forward - looking statements. Projections and financial illustrations are based on factors and assumptions subject to significant uncertainty and should not be relied on as guidance as to future results and are subject to significant risk. The Company disclaims any intent or obligation to update these or any forward - looking statements, except as required by law. Trademark Information: HSS is registered trademark of, and HyperSound is a tradename of, Parametric Sound. All other trade names used herein are either trademarks or registered trademarks of the respective holders .

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© 2012 Parametric Sound Corporation | Page 3 Formation Parametric Sound incorporated June 2010 as a subsidiary of Nasdaq LRAD Corporation Tax free spin - off completed in September 2010 (OTC:PAMT) Institutional and management financial backing funded spin - off and first digital signage product introduction March and April 2012 completed $9.24 Million Secondary – Uplisted to NASDAQ Corporate office, research lab and production facility in San Diego

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Disruptive Technology

PARAMETRIC SOUND CORPORATION

- HyperSound – sound creation along a directional ultrasonic beam
- Ultrathin form factor – matches trend and need in display technologies
- Emitter technology – beams audio like a laser and immerses the listener in sound
- Ability to focus sound into a beam – key to commercial applications for home entertainment, video gaming, health care, mobile devices, tablets, computers, digital signage, kiosks and slot machines
- Generates a clear, distinct and robust 3D sound image from stereo content using 2 ultrathin emitters
- Strong IP

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© 2012 Parametric Sound Corporation | Page 5 Gaming Consoles/ Computers Slot Machines Healthcare Home Theater Systems Smart Phones Tablets Digital Signage/ Kiosks $4 - $5 billion market 86 million tablets expected to be sold during 2012 250 million game capable PCs sold in 2011 Over 4 million casino slot machines 214 million flat panel TVs sold in 2010 300 million smartphones sold in 2010 3 million interactive kiosks expected by 2016 400 million PCs sold each year $68 billion video gaming market Add Value To Large Markets Over 36 million Americans suffer from hearing loss

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© 2012 Parametric Sound Corporation | Page 6 Marketing strategy Demonstrate technology in easy to access markets Prototype development and licensing strategy Leverage prototypes to create development partnerships License and support key OEMs and VARs Manufacturing strategy Established in - house low volume manufacturing High volume manufacturing to be established by strategic partners Revenue Strategy

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© 2012 Parametric Sound Corporation | Page 7 IP Strategy – Partner and License FY 2012 2 nd Gen HSS Directed Audio System Digital Signage Interactive Kiosks FY 2012 - 2013 Healthcare Personal Sound Amplification Assisted Listening Devices Targeted Medical Applications FY 2013 - 2014 Mobile Devices PDAs and Smart Phones Tablets FY 2012 - 2013 Entertainment and Casino Gaming Computers & Video Gaming TVs & Home Theater Multimedia Devices Slot Machines Product Sales – Integrators & Partners Growth Plan

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© 2012 Parametric Sound Corporation | Page 8 Early on, Dolby decided the company would generate revenue by licensing technologies to original equipment manufacturers ( “ OEM ” ) of consumer entertainment products and software vendors. Market Cap: $3.77 B Total Rev (FY ’ 11): $ 955M Ave Vol (3 m): 833M Gross Profit (FY ’ 11): $844M 52 wk Range: $25.70 - $45.83 Gross Profit % 88.4 % Licensing revenue constitutes the majority of Dolby ’ s total revenue. Through a wholly owned subsidiary, Via Licensing Corporation, Dolby administers joint patent licensing programs, or patent pools, on behalf of third party patent owners. Some of the patent pools also include Dolby patents. Case Study - Dolby BUSINESS STRATEGY FINANCIAL SUMMARY IP STRATEGY 2009 2010 2011 Licensing Revenue $597M $710M $793M % of Total Revenue 83% 77% 83%

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© 2012 Parametric Sound Corporation | Page 9 BUSINESS STRATEGY FINANCIAL SUMMARY IP STRATEGY Technology Licensing – Universal Display ’ s primary business strategy is technology licensing. With over 1000 issued and pending patents worldwide, the goal is to enable OLED manufacturers to produce high - performance products with enhanced product features and competitive advantage using a broad portfolio of OLED technologies. Market Cap: $ 1.53 B 52 wk Range: $22.73 - $60.28 Total Rev (FY ’ 11): $61.2M 2012 Est. P/E: 111 Licensing revenue constitutes the majority of Universal Display revenue. Universal Display Corporation is a world leader in the development of state - of - the - art OLED technology for use in flat panel displays, lighting and organic electronics. Case Study - Universal Display

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© 2012 Parametric Sound Corporation | Page 10 Competition Limited competition in directional sound space Panphonics (Sound Shower – Traditional Speaker) Holosonic Research Labs (Audio Spotlight) Brown Innovations (Sound Domes) Economical technology for vast consumer markets Other companies tried to commercialize this technology but failed Sound quality and high manufacturing cost prevented entry to market

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Strong IP

PARAMETRIC SOUND CORPORATION

- Pioneered directed audio
- Technology leader
- 21 U.S. patents, 2 foreign and 8 pending along with related PCT filings
- Additional patent filings targeted for 2012-2013
- Fundamental IP makes “knock-offs” difficult
- Strong IP supports licensing for volume markets
- Recent IP development –
  - New patented technology implemented creating consumer quality sound
  - Implemented simplified economical electronic design
  - New emitter technology enables ultrathin and economical emitters

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© 2012 Parametric Sound Corporation | Page 12 Development Roadmap Markets Current HSS - 3000 Product Emitter Form Factor & Industrial Design Electronics Reduction/ Emitter & Industrial Design Custom Chip/ Modified Emitter Design Digital Signage & Kiosks X Mass Kiosk Mkt/Slot Machines/POS X Multimedia/TVs/ Home Theater X Personal Computers/ Video Gaming X Healthcare X X Mobile Devices X Movies and Cinema X X

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© 2012 Parametric Sound Corporation | Page 13 Capitalization (5/4/12) Shares Outstanding 6,388,295 Warrants 525,339 Weighted average strike price $4.45 Options - Vested 523,500 Weighted average strike price $2.74 Options – Total 1.1 million Weighted average strike price $3.48 Institutional Ownership 22.2% * Management Ownership 26.0% * Excludes non - reporting institutions investing in March and April 2012 institutional secondary offering .

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© 2012 Parametric Sound Corporation | Page 14 Recent Key Developments Completed $ 9.24M secondary offering with $8.0M of net proceeds Uplisted to NASDAQ Capital Market Kenneth Potashner – Assumed Operations as Executive Chairman in March 2012 New versions of HyperSound t echnology introduced Identified health care as new market with significant opportunity Consumer preference testing very encouraging Developing product and regulatory roadmap Executed a License Agreement with Epsilon Electronics for specific agreed consumer products Added business development and engineering staff

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Product Licensing Target Examples

- Home entertainment – 3D
  - Flat panel TV speakers
  - Sound bars
  - Home audio systems
  - Portable audio
- Computer gaming – 3D
  - Playstation / Xbox / Nintendo type gaming
  - 2.1 system for PCs
- Health care – clarity of HyperSound
  - Personal sound amplification
  - Assisted listening devices
  - Targeted medical applications
- Other - directionality
  - Automobile / cinema and many more


PHILIPS
3D



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© 2012 Parametric Sound Corporation | Page 16 Financial Information (March 31, 2012) Amount Cash and cash equivalents $7,182,000 Working capital 6,950,000 Total assets 9,209,000 Stockholders’ equity 8,411,000

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© 2012 Parametric Sound Corporation | Page 17 Ken Potashner – Accomplished Leader Kenneth Potashner – Executive Chairman Extensive executive and BOD level experience leading high growth, high technology global organizations Chairman of Board Newport Corporation (Present) – An industry leader in the photonics sector with 2011 revenues projected to exceed $500M Maxwell Technologies from ( 1996 - 2003 ) Sonic Blue, Inc. ( 1998 - 2002 )

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W. Norris - Accomplished Inventor

PARAMETRIC SOUND CORPORATION

- Elwood Norris – President is original inventor of HyperSound technology
- Winner of the 2005 Lemelson-MIT $500,000 prize for revolutionizing acoustics
- Norris has been inventing for more than 30 years
  - 46 patents granted; other pending patents
  - Popular Science – 2002 Grand Award
- Record of successful inventions
  - Earphone technology later evolved into the JABRA headsets
  - Doppler tool evolved into the sonogram
  - Patriot's GPR resulted in major chip innovations/licensing
  - e.Digital's flash memory technology now used in cameras and computers worldwide/ licensing major consumer product companies

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© 2012 Parametric Sound Corporation | Page 19 Management and Directors Kenneth F. Potashner Executive Chairman Elwood G. Norris President and Founder James A. Barnes CFO, Treasurer, Secretary and Founder Dr. Seth Putterman Independent Director UCLA Professor of Physics Dr. Robert Kaplan Independent Director Extensive financial experience Dr. Andrew Wolfe Independent Director Recognized IP expert James L. Honore Retired EVP Sony Pictures Entertainment

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© 2012 Parametric Sound Corporation | Page 20 Summary – Key Points Parametric Sound is pioneering industry leader Mission is to dominate a fundamental new way of producing sound across commercial and consumer markets worldwide S trong IP – a disruptive technology Like lasers changed how light is used – HyperSound changes how sound is used Broad range of product applications Large growing worldwide markets Experienced executive management Attractive, transformative opportunity for multiple key markets Large new market in health care identified Limited competition – strong barriers to entry

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© 2012 Parametric Sound Corporation | Page 21 | Parametric Sound Corporation | (888) HSS - 2150 www.parametricsound.com

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